                                                                   EXHIBIT 10.7


                               FIFTH AMENDMENT TO
             AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP


         Fifth Amendment to Amended and Restated Agreement of Limited Partnership (the "Amendment"), dated as of October 4, 1996, among the undersigned parties.

                                R E C I T A L S:

         WHEREAS, a Delaware limited partnership known as GGP Limited Partnership exists pursuant to that certain Amended and Restated Agreement of Limited Partnership dated July 27, 1993, as amended by that certain First Amendment thereto dated May 23, 1995, that certain Second Amendment thereto dated July 13, 1995, that certain Third Amendment thereto dated as of May 21, 1996 and that certain Fourth Amendment thereto dated as of August 30, 1996 (the "Initial Partnership Agreement");

         WHEREAS, the general partner of the Partnership is General Growth Properties, Inc., a Delaware corporation (the "General Partner");

         WHEREAS, the General Partner acquired substantially all of the assets relating to a regional shopping center located in Tucson, Arizona and known as Park Mall (the "Acquired Assets") for a purchase price consisting of 1,000,000 shares (the "Shares") of the common stock, par value $.10 per share, of the General Partner and cash (the "Cash Portion of the Purchase Price");

         WHEREAS, the Partnership made a loan (the "Loan") to the General Partner in the amount of the Cash Portion of the Purchase Price in order to finance the acquisition of the Acquired Assets;

         WHEREAS, concurrently herewith, the General Partner is contributing to the capital of the Partnership the Acquired Assets in exchange for the issuance of 1,000,000 units of general partnership interest in the Partnership (the "Units") and the cancellation of the Loan;

         WHEREAS, the Initial Partnership Agreement provides that a partner may require that the General Partner file an election under Section 754 of the Internal Revenue Code of 1986, as amended (the "Code"), which election, if made, would impose burdensome record-keeping requirements on the Partnership;

         WHEREAS, certain partners of the Partnership previously have transferred all or a portion of their units of partnership interest in the Partnership; and

         WHEREAS, the parties hereto, being the General Partner and a majority in interest of other partners of the Partnership, desire to amend the Initial Partnership Agreement to issue to the General Partner the Units, to reflect the transfers of units of partnership interest referred to above, to provide that the consent of General Partner to the making of an election under Section 754 of the Code on behalf of the Partnership shall be required in order for such election to be effective, which consent may be withheld in the General Partner's sole discretion, and to set forth certain other agreements regarding the Partnership.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Capitalized terms used but not defined herein shall have the meanings set forth in the Initial Partnership Agreement, as amended hereby.

         2. The issuance of the Units to the General Partner in partial consideration for the contribution of the Acquired Assets to the capital of the Partnership is hereby approved, and the Units are hereby issued to the General Partner.

         3. Exhibit A of the Initial Partnership Agreement is hereby deleted and the Exhibit A attached to this Amendment is hereby inserted in lieu thereof.

         4. Notwithstanding anything to the contrary contained in the Partnership Agreement, the General Partner shall not be required to make an election on behalf of the Partnership under Section 754 of the Code unless the General Partner shall have consented thereto, which consent may be given or withheld in the sole discretion of the General Partner.

         5. The phrase "and upon no less than fifteen (15) days prior written notice to the Limited Partners," contained in the fifth and sixth lines of Section 8.3 of the Initial Partnership Agreement is hereby deleted.

         6. Except as specifically set forth herein, the Initial Partnership Agreement shall remain in full force and effect.

         7. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware (without regard to its conflicts of law principles).

         8. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same document.

         9. This Amendment shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,
 a Delaware corporation

By:_______________________________
   Its:___________________________

LIMITED PARTNERS:

APPLETON TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

FALLBROOK TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST A

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST B

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST C

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST F

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST G

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW INVESTMENT TRUST A

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW INVESTMENT TRUST B

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW INVESTMENT TRUST G

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW INVESTMENT TRUST H

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW FAMILY TRUST G

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MBA TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MBB TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MBC TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

         The address for each of the foregoing
         Limited Partners is as follows:

         4001 W. 41st Street
         #04A Empire Mall
         Sioux Falls, South Dakota  57116

______________________________
Ann Bucksbaum Friedman
     215 Keo Way
     Des Moines, Iowa 50309

______________________________
John Bucksbaum
     215 Keo Way
     Des Moines, Iowa 50309


STANLEY RICHARDS REVOCABLE TRUST

By:________________________________
   Stanley Richards, Trustee
     215 Keo Way
     Des Moines, Iowa  50309

______________________________
Carolyn Bucksbaum
  215 Keo Way
  Des Moines, Iowa  50309

LWLDA Limited Partnership              30,861.0000          .0670

Brent M. Milgrom                       43,980.0000          .0955

GDC/A&B Limited Partnership            30,861.0000          .0670

Edward S. Brown                        29,079.0000          .0631

Edward S. Brown and Susan
 Garber, Husband and Wife,
 as Tenants by the Entirety            27,873.0000          .0605

Lawrence A. Brown                      12,731.0000          .0276

Merrill H.J. Roth                      22,154.0000          .0481

The Roth Family                        15,223.0000          .0330
 Limited Partnership

Arthur B. Morgenstern                  37,321.0000          .0810

Joseph Straus, Jr.                     59,547.0000          .1293

HIA Limited Partnership                81,730.0000          .1774

Morgenstern, Rounick-Weiner            48,414.0000          .1051
 Associates

Marvin Rounick and
 Judy Rounick, Husband
 and Wife, as Tenants-by-
 the-Entirety                          38,036.0000          .0826

Joint Revocable Trust of
 Warren and Penny Weiner               12,679.0000          .0275

Irrevocable Trust of
 Warren Weiner dated
 January 24, 1978 F/B/O
 Robyn Weiner                          12,679.0000          .0275

Irrevocable Trust of
 Warren Weiner dated
 January 24, 1978 F/B/O
 Kimberly Weiner                       12,679.0000          .0275

                                   ---------------

Total Units:                       46,061,502.0000       100.0000%
                                   ===============       =========